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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 2, 2001


                     NOMURA COMMERCIAL MORTGAGE CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-53859              13-3672336
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

Two World Financial Center
Building B
New York, New York                           10281
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(Address of Principal                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 667-9300
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                                       -2-


         Item 1.  Changes in Control of Registrant.
                  --------------------------------

                  Not applicable.

         Item 2.  Acquisition or Disposition of Assets.
                  ------------------------------------

                  Not applicable.

         Item 3.  Bankruptcy or Receivership.
                  ---------------------------

                  Not applicable.

         Item 4.  Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

                  Not applicable.

         Item 5.  Other Events.
                  ------------

                  On April 2, 2001, Asset Securitization Corporation changed its name to "Nomura Commercial Mortgage Corporation".

         Item 6.  Resignations of Registrant's Directors.
                  --------------------------------------

                  Not applicable.

         Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits.
                  ---------------------------------------------------------

                  Not applicable.

         Item 8.  Change in Fiscal Year.
                  ---------------------

                  Not applicable.

         Item 9.  Regulation FD Disclosure.
                  ------------------------

                  Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NOMURA COMMERCIAL MORTGAGE
                                            CORPORATION
                                            (Registrant)

                                            By:  /s/ Jay L. Gracin
                                               ----------------------------
                                            Name:    Jay L. Gracin
                                            Title:   Assistant Secretary

Dated: April 6, 2001